                                                                      Exhibit 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants of Globix Corporation, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration File Nos.333-09027, 333-46306, 333-57619, 333-61398, 333-68440, 333-79545 and 333-90203.








New York, New York
December 31, 2001